B. Riley Financial Reports First Quarter 2015 Results

• Q1 2015 Revenues of $26.0 Million Drives $4.9 Million of Adj. EBITDA and Net Income of $2.7 million or $0.17 per Diluted Share

• First Half 2015 on Track to Generate Adj. EBITDA of $16 Million to $19 Million

• Dividend of $0.06 per Share Declared for Stockholders of Record as of May 22, 2015

LOS ANGELES – May 7, 2015 – B. Riley Financial, Inc. (OTCBB: RILY), a diversified provider of financial and business advisory services, reported financial results for the first quarter ended March 31, 2015.

First Quarter 2015 Operational Highlights

•	B. Riley Financial expanded into wealth management with the acquisition of MK Capital Advisors on February 2, 2015, a New York-based registered investment advisor providing comprehensive advisory services to ultra-high net worth families and individuals.

•	GA Europe acquired the retail inventory of Schoenenreus and managed the going-out-of-business sales for all 121 Schoenenreus retail locations in the Netherlands.

•	Great American Group along with its joint venture partners managed the closure of all 133 Target Canada locations. All stores were closed in April 2015, and results from this engagement will be primarily recognized in Q2 2015.

•	Formed Great American Capital Partners to provide asset-based debt solutions to lower middle market companies. KKR’s Credit Business made an anchor investment in April.

First Quarter 2015 Financial Results

Total revenues for the first quarter of 2015 increased 20% to $26.0 million from $21.7 million in the same year-ago period. The increase was primarily due to the addition of B. Riley & Co. that the company acquired in June of 2014.

•	Capital Markets Segment: B. Riley & Co.’s investment banking, wealth management, and sales and trading revenue totaled $9.2 million and generated $2.6 million of segment income.

•	Valuation and Appraisal Segment: Revenue was $7.3 million compared to $7.2 million in the same year-ago period. Segment income for the quarter totaled $1.8 million, an increase of $0.6 million from the year-ago period.

•	Auction and Liquidation Segment: Service and fee revenue totaled $5.1 million, which was virtually unchanged from the same year-ago period. Revenue from the sale of goods decreased to $4.4 million from $9.3 million in the same year-ago period. However, gross margin improvement helped to increase segment income to $3.1 million from a loss of $0.1 million in the year-ago period.

Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and amortization of non-cash stock-based compensation) for the first quarter of 2015 totaled $4.9 million, improving from an adjusted EBITDA loss of $1.4 million in the same year-ago period (see “Use of Non-GAAP Financial Measures,” below for further discussion of this non-GAAP term). The improvement was primarily attributable to the increase in income from operations in the auction and liquidation segment as well as the inclusion of B. Riley & Co.’s results in the first quarter of 2015.

Net income for the first quarter of 2015 totaled $2.7 million or $0.17 per diluted share compared to a net loss of $1.3 million or $(0.93) per diluted share in the same year-ago period.

At March 31, 2015, the company had $10.3 million of unrestricted cash, $25.7 million of restricted cash, and $9.7 million of net investments in securities. Shareholder equity at March 31, 2015 totaled $104.3 million.

Declaration of Dividend

The company’s board of directors approved a $0.06 per share dividend, which will be paid on or about June 12, 2015 to stockholders of record as of May 22, 2015.

Management Commentary and Outlook

“During the first quarter, we experienced strong performance across all of our business segments. Additionally, we benefited from a leaner operating structure,” said Bryant Riley, chairman and CEO of B. Riley Financial. “Our Q1 results reflected our ability to capture synergies from the B. Riley and Great American combination, further diversify our revenue base, and capitalize on attractive opportunities in our capital markets and liquidation businesses.

“We continue to see robust activity across our business, particularly in our Auction and Liquidation segment. Its strong performance is a key factor in our decision to increase our first half adjusted EBITDA guidance range to $16 million to $19 million. While it is not our policy to provide regular financial guidance, we believe it’s important to communicate the overall strength and opportunities in our Auction and Liquidation segment to the extent that we have visibility.

“It’s important to recognize that a large portion of our business is non-recurring, so to annualize our adjusted EBITDA guidance would be inappropriate. However, we are increasingly confident in our ability to leverage our diversified and expanding financial services platform to generate recurring revenue along with strong profitability.”

Conference Call

B. Riley Financial will host an investor conference call today (May 7, 2015) at 4:30 p.m. Eastern time. The company’s chairman and CEO, Bryant Riley, President Tom Kelleher, and CFO and COO, Phillip Ahn, will host the conference call, followed by a question and answer period.

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 949-574-3860.

Date: Thursday, May 7, 2015

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Toll-Free Number: 877-407-0789

International Number: 201-689-8562

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The conference call will be broadcast simultaneously and available for replay via the investor section of the company’s website at http://ir.brileyfin.com.

A replay of the call will be available after 7:30 p.m. Eastern time through May 14, 2015.

Toll-Free Replay Number: 877-870-5176

International Replay Number: 858-384-5517

Replay ID: 13608741

About B. Riley Financial, Inc.

B. Riley Financial, Inc. (OTCBB: RILY) provides collaborative financial services and solutions through several subsidiaries, including: B. Riley & Co. LLC, a leading investment bank which provides corporate finance, research, and sales & trading to corporate, institutional and high net worth individual clients; Great American Group, LLC, a leading provider of advisory and valuation services, asset disposition and auction solutions, and commercial lending services; B. Riley Asset Management, LLC, a provider of investment products to institutional and high net worth investors; and B. Riley Wealth Management (formally MK Capital Advisors), a multi-family office practice and wealth management firm focused on the needs of ultra-high net worth individuals and families.

B. Riley Financial is headquartered in Los Angeles with offices in major financial markets throughout the United States and Europe. For more information on B. Riley Financial, visit www.brileyfin.com.

Forward-Looking Statements

This press release may contain forward-looking statements by B. Riley Financial that are not based on historical fact, including, without limitation, statements containing the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions and statements and include statements regarding the effects of our recent restructuring, future dividends and our intent to stimulate opportunities for cross-selling of services. Such forward looking statement include, but are not limited to, how management sees opportunities to grow and broaden the firm, and expectations regarding revenue and adjusted EBITDA in the first half of 2015. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include our ability to successfully integrate recent acquisitions, loss of key personnel, our ability to manage growth, the potential loss of financial institution clients, the timing of completion of significant engagement, and those risks described from time to time in B. Riley Financial's filings with the SEC, including, without limitation, the risks described in B. Riley Financial's (f/k/a Great American Group, Inc.) Annual Report on Form 10-K for the year ended December 31, 2014 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this press release is issued, and B. Riley Financial undertakes no duty to update this information.

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including adjusted EBITDA, may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company’s available capital resources, the operating performance of its business and its cash flow, excluding net interest expense, provisions for income taxes, depreciation, amortization and stock-based compensation that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP measures are described above and are reconciled to the corresponding GAAP measure in the condensed consolidated financial statements portion of this release under the heading "Unaudited Schedule Reconciling GAAP Net Income to Non-GAAP Adjusted EBITDA."

Investor Contact:

Scott Liolios or Matt Glover

Liolios Group, Inc.

949-574-3860

rily@liolios.com

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B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except par value)

	March 31,	December 31,
	2015	2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,331	$21,600
Restricted cash	25,654	7,657
Securities owned, at fair value	10,614	17,955
Accounts receivable, net	14,815	10,098
Advances against customer contracts	5,762	16,303
Due from related parties	545	—
Goods held for sale or auction	2,022	4,117
Deferred income taxes	4,645	6,420
Prepaid expenses and other current assets	1,200	3,795
Total current assets	75,588	87,945
Property and equipment, net	803	776
Goodwill	34,528	27,557
Other intangible assets, net	5,107	2,799
Deferred income taxes	19,246	19,181
Other assets	629	732
Total assets	$135,901	$138,990
Liabilities and Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$13,717	$12,233
Due to related parties	—	213
Auction and liquidation proceeds payable	—	665
Securities sold not yet purchased	956	746
Mandatorily redeemable noncontrolling interests	3,023	2,922
Asset based credit facility	4,474	18,506
Revolving credit facility	1,880	56
Notes payable (including note payable related party of $4,500 in 2015)	4,500	6,570
Contingent consideration - current portion	1,172	—
Total current liabilities	29,722	41,911
Contingent consideration, net of current portion	1,086	—
Total liabilities	30,808	41,911
Commitments and contingencies
B. Riley Financial, Inc. stockholders' equity (deficit):
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; none issued	—	—
Common stock, $0.0001 par value; 135,000,000 shares authorized; 16,301,940 and 15,968,607 issued and outstanding as of March 31, 2015 and December 31, 2014,
respectively	2	2
Additional paid-in capital	115,255	110,598
Retained earnings (deficit)	(10,209)	(12,891)
Accumulated other comprehensive income (loss)	(727)	(648)
Total B. Riley Financial, Inc. stockholders' equity (deficit)	104,321	97,061
Noncontrolling interests	772	18
Total equity (deficit)	105,093	97,079
Total liabilities and equity (deficit)	$135,901	$138,990

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B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except share data)

	Three Months Ended
	March 31,
	2015	2014
Revenues:
Services and fees	$21,584	$12,385
Sale of goods	4,447	9,268
Total revenues	26,031	21,653
Operating expenses:
Direct cost of services	6,778	6,059
Cost of goods sold	890	9,064
Selling, general and administrative	12,901	7,788
Total operating expenses	20,569	22,911
Operating income (loss)	5,462	(1,258)
Other income (expense):
Interest income	2	2
Interest expense	(253)	(628)
Income (loss) before income taxes	5,211	(1,884)
(Provision) benefit for income taxes	(1,775)	814
Net income (loss)	3,436	(1,070)
Net income attributable to noncontrolling interests	754	264
Net income (loss) attributable to B. Riley Financial, Inc.	$2,682	$(1,334)

Basic earnings (loss) per share	$0.17	$(0.93)
Diluted earnings (loss) per share	$0.17	$(0.93)

Weighted average basic shares outstanding	16,117,422	1,434,107
Weighted average diluted shares outstanding	16,162,304	1,434,107

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B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$3,436	$(1,070)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	195	131
Provision for credit losses	60	—
Effect of foreign currency on operations	39	(212)
Non-cash interest	29	—
Deferred income taxes	1,710	(815)
Income allocated to mandatorily redeemable noncontrolling interests
and redeemable noncontrolling interests	402	333
Change in operating assets and liabilities:
Accounts receivable and advances against customer contracts	5,772	(415)
Lease finance receivable	—	107
Due from related party	(758)	(177)
Securities owned	7,341	—
Goods held for sale or auction	(1,931)	9,058
Loan receivable	—	1,206
Prepaid expenses and other assets	95	(384)
Accounts payable and accrued expenses	1,407	(2,470)
Securities sold, not yet purchased	210	—
Auction and liquidation proceeds payable	(665)	—
Net cash provided by operating activities	17,342	5,292
Cash flows from investing activities:
Acquisition of MK Capital	(2,500)	—
Purchases of property and equipment	(129)	(36)
Proceeds from sale of property and equipment	4	—
Cash acquired in acquisition of MK Capital, LLC	49	—
(Increase) decrease in restricted cash	(17,997)	245
Net cash (used in) provided by investing activities	(20,573)	209
Cash flows from financing activities:
Repayment of asset based credit facility	(14,032)	(5,710)
Proceeds from (repayment of) revolving line of credit	1,824	(329)
Proceeds from note payable - related party	4,500	—
Repayment of notes payable	—	(925)
Distribution to mandatorily redeemable noncontrolling interests	(301)	(543)
Net cash used in financing activities	(8,009)	(7,507)
Decrease in cash and cash equivalents	(11,240)	(2,006)
Effect of foreign currency on cash	(29)	43
Net decrease in cash and cash equivalents	(11,269)	(1,963)
Cash and cash equivalents, beginning of period	21,600	18,867
Cash and cash equivalents, end of period	$10,331	$16,904
Supplemental disclosures:
Interest paid	$227	$658
Taxes paid	$28	$2

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B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
Segment Financial Information
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2015	2014
Auction and Liquidation reportable segment:
Revenues - Services and fees	$5,122	$5,145
Revenues - Sale of goods	4,447	9,268
Total revenues	9,569	14,413
Direct cost of services	(3,583)	(2,705)
Cost of goods sold	(890)	(9,064)
Selling, general, and administrative expenses	(1,965)	(2,740)
Depreciation and amortization	(9)	(42)
Segment income (loss)	3,122	(138)
Valuation and Appraisal reportable segment:
Revenues - Services and fees	7,254	7,240
Direct cost of services	(3,195)	(3,354)
Selling, general, and administrative expenses	(2,188)	(2,575)
Depreciation and amortization	(34)	(38)
Segment income	1,837	1,273
Capital markets reportable segment:
Revenues - Services and fees	9,208	—
Selling, general, and administrative expenses	(6,495)	—
Depreciation and amortization	(107)	—
Segment income	2,606	—
Consolidated operating income from reportable
segments	7,565	1,135
Corporate and other expenses	(2,104)	(2,393)
Interest income	2	2
Interest expense	(252)	(628)

Income (loss) before income taxes	5,211	(1,884)
(Provision) benefit for income taxes	(1,775)	814

Net income (loss)	3,436	(1,070)
Net income attributable to noncontrolling interests	754	264

Net income (loss) attributable to B. Riley Financial, Inc.	$2,682	$(1,334)

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B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
Adjusted EBITDA And Proforma Adjusted EBITDA Reconciliation
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2015	2014
Adjusted EBITDA and Proforma Adjusted EBITDA Reconciliation:

Net income (loss) as reported	$2,682	$(1,334)

Adjustments:
Provision (benefit) for income taxes	1,775	(814)
Interest expense	253	628
Interest income	(2)	(2)
Depreciation and amortization	195	131

Total EBITDA adjustments	2,221	(57)

Adjusted EBITDA	$4,903	$(1,391)

Proforma Adjusted EBITDA for B. Riley & Co., Inc. operations and
new employment agreements	—	1,469

Proforma Adjusted EBITDA	$4,903	$78

B. RILEY FINANCIAL, INC. (f/k/a GREAT AMERICAN GROUP, INC.) AND SUBSIDIARIES
Proforma Financial Information
(Unaudited)
(Dollars in thousands, except share data)

Three Months Ended March 31,
2014
Proforma
Revenue	$29,045
Net loss	$(503)

Basic loss per share	$(0.09)
Diluted loss income per share	$(0.09)

Weighted average basic shares outstanding	5,613,307
Weighted average diluted shares outstanding	5,613,307

Note: The unaudited Proforma financial information in the table above summarizes the combined results of operations of the company and B. Riley and Co., LLC and the related impact of the new employment agreements with Bryant Riley, Andrew Gumaer and Harvey Yellen that became effective upon the acquisition of B. Riley and Co., LLC, as though they had occurred as of January 1, 2014. The Proforma financial information presented includes the effects of adjustments related to the amortization charges from the acquired intangible assets. The Proforma financial information as presented above is for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the earlier period presented, nor does it intend to be a projection of future results.